                                                                 Exhibit 99.2





                                                       Monthly Operating Report



  ----------------------------------------

  CASE NAME: KITTY HAWK AIRCARGO, INC.                 ACCRUAL BASIS

  ----------------------------------------



  ----------------------------------------

  CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96

  ----------------------------------------



  ----------------------------------------

  JUDGE: BARBARA J. HOUSER

  ----------------------------------------





                         UNITED STATES BANKRUPTCY COURT



                           NORTHERN DISTRICT OF TEXAS



                                 SIXTH DIVISION



                            MONTHLY OPERATING REPORT



                           MONTH ENDING: JULY 31, 2001





  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I

  DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING

  MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE

  ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS

  ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN

  RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY

  KNOWLEDGE.





  RESPONSIBLE  PARTY:



  /s/ Drew Keith                                CHIEF FINANCIAL OFFICER

  ----------------------------------------      -------------------------------

  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE



  DREW KEITH                                               8/20/01

  ----------------------------------------      -------------------------------

  PRINTED NAME OF RESPONSIBLE PARTY                          DATE





  PREPARER:



  /s/ Kevin K. Craig                            CONTROLLER, KITTY HAWK INC.

  ----------------------------------------      -------------------------------

  ORIGINAL SIGNATURE OF PREPARER                             TITLE



  KEVIN K. CRAIG                                            8/20/01

  ----------------------------------------      -------------------------------

  PRINTED NAME OF PREPARER                                   DATE

                                                       Monthly Operating Report



----------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-1

----------------------------------------



----------------------------------------

CASE NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96

----------------------------------------





----------------------------------------

COMPARATIVE BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------

                                                             SCHEDULE                    MONTH              MONTH             MONTH

                                                                             ------------------------------------------------------

ASSETS                                                         AMOUNT                   JULY, 2001

-----------------------------------------------------------------------------------------------------------------------------------


1.        UNRESTRICTED CASH                                        $16,904                  $20,702               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

2.        RESTRICTED CASH                                               $0                       $0               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

3.        TOTAL CASH                                               $16,904                  $20,702               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

4.        ACCOUNTS RECEIVABLE (NET)                            $29,303,045              $14,901,762               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

5.        INVENTORY                                             $1,508,508               $2,038,849               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

6.        NOTES RECEIVABLE                                              $0                       $0               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

7.        PREPAID EXPENSES                                      $2,294,717              $10,247,634               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

8.        OTHER (ATTACH LIST)                                 $111,256,463             ($23,920,014)              $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

9.        TOTAL CURRENT ASSETS                                $144,379,636               $3,288,933               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

10.       PROPERTY, PLANT & EQUIPMENT                         $166,772,560             $202,261,138               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

11.       LESS: ACCUMULATED

          DEPRECIATION/DEPLETION                                        $0              $62,349,337               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

12.       NET PROPERTY, PLANT &

          EQUIPMENT                                           $166,772,560             $139,911,801               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

13.       DUE FROM INSIDERS

-----------------------------------------------------------------------------------------------------------------------------------

14.       OTHER ASSETS - NET OF

          AMORTIZATION (ATTACH LIST)                                    $0               $2,320,685               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

15.       OTHER (ATTACH LIST)                                           $0

-----------------------------------------------------------------------------------------------------------------------------------

16.       TOTAL ASSETS                                        $311,152,196             $145,521,419               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

POSTPETITION LIABILITIES

-----------------------------------------------------------------------------------------------------------------------------------

17.       ACCOUNTS PAYABLE                                                               $1,929,588               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

18.       TAXES PAYABLE                                                                     $26,000               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

19.       NOTES PAYABLE                                                                          $0               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

20.       PROFESSIONAL FEES                                                                      $0               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

21.       SECURED DEBT                                                                   $7,324,291               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

22.       OTHER (ATTACH LIST)                                                            $5,434,639               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

23.       TOTAL POSTPETITION

          LIABILITIES                                                                   $14,714,518               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

PREPETITION LIABILITIES

-----------------------------------------------------------------------------------------------------------------------------------

24.       SECURED DEBT                                                                  $22,600,000               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

25.       PRIORITY DEBT                                         $2,177,962                       $0               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

26.       UNSECURED DEBT                                      $184,252,878              $29,944,591               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

27.       OTHER (ATTACH LIST)                                           $0              $19,797,395               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

28.       TOTAL PREPETITION LIABILITIES                       $186,430,840              $72,341,986               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

29.       TOTAL LIABILITIES                                   $186,430,840              $87,056,504               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

EQUITY

-----------------------------------------------------------------------------------------------------------------------------------

30.       PREPETITION OWNERS' EQUITY                                                    $69,645,449               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

31.       POSTPETITION CUMULATIVE

          PROFIT OR (LOSS)                                                             ($11,180,534)              $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

32.       DIRECT CHARGES TO EQUITY

          (ATTACH EXPLANATION)                                                                   $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

33.       TOTAL EQUITY                                                  $0              $58,464,915               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

34.       TOTAL LIABILITIES &

          OWNERS' EQUITY                                      $186,430,840             $145,521,419               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                 $0               $0             $0

-----------------------------------------------------------------------------------------------------------------------------------


                                                       Monthly Operating Report



--------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.                       ACCRUAL BASIS-2

--------------------------------------



--------------------------------------

CASE NUMBER:  400-42142-BJH-11                            02/13/95, RWD, 2/96

--------------------------------------





--------------------------------------

INCOME STATEMENT

-----------------------------------------------------------------------------------------------------------------------------------

                                                                   MONTH                MONTH            MONTH             QUARTER

                                                           ---------------------------------------------------------

REVENUES                                                         JULY, 2001                                                 TOTAL

-----------------------------------------------------------------------------------------------------------------------------------


1.         GROSS REVENUES                                        $9,698,214                                             $9,698,214

-----------------------------------------------------------------------------------------------------------------------------------

2.         LESS: RETURNS & DISCOUNTS                                     $0                                                     $0

-----------------------------------------------------------------------------------------------------------------------------------

3.         NET REVENUE                                           $9,698,214               $0               $0           $9,698,214

-----------------------------------------------------------------------------------------------------------------------------------

COST OF GOODS SOLD

-----------------------------------------------------------------------------------------------------------------------------------

4.         MATERIAL                                                      $0               $0               $0                   $0

-----------------------------------------------------------------------------------------------------------------------------------

5.         TOTAL CASH                                                    $0               $0               $0                   $0

-----------------------------------------------------------------------------------------------------------------------------------

6.         DIRECT OVERHEAD                                               $0               $0               $0                   $0

-----------------------------------------------------------------------------------------------------------------------------------

7.         TOTAL COST OF GOODS SOLD                                      $0               $0               $0                   $0

-----------------------------------------------------------------------------------------------------------------------------------

8.         GROSS PROFIT                                          $9,698,214               $0               $0           $9,698,214

-----------------------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------

9.         OFFICER/INSIDER COMPENSATION                             $29,166                                                $29,166

-----------------------------------------------------------------------------------------------------------------------------------

10.        SELLING & MARKETING                                           $0                                                     $0

-----------------------------------------------------------------------------------------------------------------------------------

11.        GENERAL & ADMINISTRATIVE                                $911,920                                               $911,920

-----------------------------------------------------------------------------------------------------------------------------------

12.        RENT & LEASE                                          $2,054,140                                             $2,054,140

-----------------------------------------------------------------------------------------------------------------------------------

13.        OTHER (ATTACH LIST)                                  $10,267,185                                            $10,267,185

-----------------------------------------------------------------------------------------------------------------------------------

14.        TOTAL OPERATING EXPENSES                             $13,262,411               $0               $0          $13,262,411

-----------------------------------------------------------------------------------------------------------------------------------

15.        INCOME BEFORE NON-OPERATING

           INCOME & EXPENSE                                     ($3,564,197)              $0               $0          ($3,564,197)

-----------------------------------------------------------------------------------------------------------------------------------

OTHER INCOME & EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------

16.        NON-OPERATING INCOME (ATT. LIST)                         ($1,557)                                               ($1,557)

-----------------------------------------------------------------------------------------------------------------------------------

17.        NON-OPERATING EXPENSE (ATT. LIST)                             $0                                                     $0

-----------------------------------------------------------------------------------------------------------------------------------

18.        INTEREST EXPENSE                                        $246,770                                               $246,770

-----------------------------------------------------------------------------------------------------------------------------------

19.        DEPRECIATION/DEPLETION                                   $95,045                                                $95,045

-----------------------------------------------------------------------------------------------------------------------------------

20.        AMORTIZATION                                                  $0                                                     $0

-----------------------------------------------------------------------------------------------------------------------------------

21.        OTHER (ATTACH LIST)                                  ($3,269,653)                                           ($3,269,653)

-----------------------------------------------------------------------------------------------------------------------------------

22.        NET OTHER INCOME & EXPENSES                          ($2,929,395)              $0               $0          ($2,929,395)

-----------------------------------------------------------------------------------------------------------------------------------

REORGANIZATION EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------

23.        PROFESSIONAL FEES                                             $0                                                     $0

-----------------------------------------------------------------------------------------------------------------------------------

24.        U.S. TRUSTEE FEES                                             $0                                                     $0

-----------------------------------------------------------------------------------------------------------------------------------

25.        OTHER (ATTACH LIST)                                           $0                                                     $0

-----------------------------------------------------------------------------------------------------------------------------------

26.        TOTAL REORGANIZATION EXPENSES                                 $0               $0               $0                   $0

-----------------------------------------------------------------------------------------------------------------------------------

27.        INCOME TAX                                             ($253,921)                                             ($253,921)

-----------------------------------------------------------------------------------------------------------------------------------

28.        NET PROFIT (LOSS)                                      ($380,881)              $0               $0            ($380,881)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                         $0               $0               $0


                                                       Monthly Operating Report



----------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-3

----------------------------------------



----------------------------------------

CASE NUMBER: 400-42142-BJH-11                          02/13/95, RWD, 2/96

----------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------

CASH RECEIPTS AND                                              MONTH                   MONTH             MONTH              QUARTER

                                                          ---------------------------------------------------------

DISBURSEMENTS                                                  JULY, 2001                                                    TOTAL

-----------------------------------------------------------------------------------------------------------------------------------


1.      CASH-BEGINNING OF MONTH                                   $20,721               $20,702           $20,702          $20,721

-----------------------------------------------------------------------------------------------------------------------------------

RECEIPTS FROM OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------

2.      CASH SALES                                                     $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

COLLECTION OF ACCOUNTS RECEIVABLE

-----------------------------------------------------------------------------------------------------------------------------------

3.      PREPETITION                                                    $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

4.      TOTAL CASH                                            $10,804,697                    $0                $0      $10,804,697

-----------------------------------------------------------------------------------------------------------------------------------

5.      TOTAL OPERATING RECEIPTS                              $10,804,697                    $0                $0      $10,804,697

-----------------------------------------------------------------------------------------------------------------------------------

NON - OPERATING RECEIPTS

-----------------------------------------------------------------------------------------------------------------------------------

6.      LOANS & ADVANCES (ATTACH LIST)                                 $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

7.      SALE OF ASSETS                                                 $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

8.      OTHER (ATTACH LIST)                                  ($10,804,716)                   $0                $0     ($10,804,716)

-----------------------------------------------------------------------------------------------------------------------------------

9.      TOTAL NON-OPERATING RECEIPTS                         ($10,804,716)                   $0                $0     ($10,804,716)

-----------------------------------------------------------------------------------------------------------------------------------

10.     TOTAL RECEIPTS                                               ($19)                   $0                $0             ($19)

-----------------------------------------------------------------------------------------------------------------------------------

11.     TOTAL CASH AVAILABLE                                      $20,702               $20,702           $20,702          $20,702

-----------------------------------------------------------------------------------------------------------------------------------

OPERATING DISBURSEMENTS

-----------------------------------------------------------------------------------------------------------------------------------

12.     NET PAYROLL                                                    $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

13.     PAYROLL TAXES PAID                                             $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

14.     SALES, USE & OTHER TAXES PAID                                  $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

15.     SECURED/RENTAL/LEASES                                          $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

16.     UTILITIES                                                      $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

17.     INSURANCE                                                      $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

18.     INVENTORY PURCHASES                                            $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

19.     VEHICLE EXPENSES                                               $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

20.     TRAVEL                                                         $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

21.     ENTERTAINMENT                                                  $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

22.     REPAIRS & MAINTENANCE                                          $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

23.     SUPPLIES                                                       $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

24.     ADVERTISING                                                    $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

25.     OTHER (ATTACH LIST)                                            $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

26.     TOTAL OPERATING DISBURSEMENTS                                  $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

REORGANIZATION EXPENSES

-----------------------------------------------------------------------------------------------------------------------------------

27.     PROFESSIONAL FEES                                              $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

28.     U.S. TRUSTEE FEES                                              $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

29.     OTHER (ATTACH LIST)                                            $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

30.     TOTAL REORGANIZATION EXPENSES                                  $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

31.     TOTAL DISBURSEMENTS                                            $0                    $0                $0               $0

-----------------------------------------------------------------------------------------------------------------------------------

32.     NET CASH FLOW                                                ($19)                   $0                $0             ($19)

-----------------------------------------------------------------------------------------------------------------------------------

33.     CASH-END OF MONTH                                         $20,702               $20,702           $20,702          $20,702

-----------------------------------------------------------------------------------------------------------------------------------


                                                       Monthly Operating Report



-----------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS-4

-----------------------------------------



-----------------------------------------

CASE NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96

-----------------------------------------





----------------------------------------------------------------------------------------------------------------------

                                                   SCHEDULE               MONTH               MONTH            MONTH

                                                                  ----------------------------------------------------

ACCOUNTS RECEIVABLE AGING                           AMOUNT                JULY, 2001

----------------------------------------------------------------------------------------------------------------------


1.        0-30                                      $27,808,237          $12,039,698              $0               $0

----------------------------------------------------------------------------------------------------------------------

2.        31-60                                        $648,873             ($67,909)             $0               $0

----------------------------------------------------------------------------------------------------------------------

3.        61-90                                        $923,454             ($49,158)             $0               $0

----------------------------------------------------------------------------------------------------------------------

4.        91+                                          ($77,519)          $2,538,179              $0               $0

----------------------------------------------------------------------------------------------------------------------

5.        TOTAL ACCOUNTS RECEIVABLE                 $29,303,045          $14,460,810              $0               $0

----------------------------------------------------------------------------------------------------------------------

6.        TOTAL CASH

----------------------------------------------------------------------------------------------------------------------

7.        ACCOUNTS RECEIVABLE (NET)                 $29,303,045          $14,460,810              $0               $0

----------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                         MONTH: JULY, 2001

                                                                                        -----------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

                                             0-30               31-60              61-90              91+

TAXES PAYABLE                                DAYS               DAYS               DAYS              DAYS             TOTAL

---------------------------------------------------------------------------------------------------------------------------------


1.        FEDERAL                                    $0                 $0                 $0                $0               $0

---------------------------------------------------------------------------------------------------------------------------------

2.        STATE                                 $26,000                 $0                 $0                $0          $26,000

---------------------------------------------------------------------------------------------------------------------------------

3.        LOCAL                                                         $0                 $0                $0               $0

---------------------------------------------------------------------------------------------------------------------------------

4.        OTHER (ATTACH LIST)                                           $0                 $0                $0               $0

---------------------------------------------------------------------------------------------------------------------------------

5.        TOTAL TAXES PAYABLE                   $26,000                 $0                 $0                $0          $26,000

---------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------

6.        ACCOUNTS PAYABLE                   $1,384,759           $346,483           ($21,725)         $220,071       $1,929,588

---------------------------------------------------------------------------------------------------------------------------------

                                                                                                                              $0






----------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                                        MONTH: JULY, 2001

                                                                                           ---------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

                                                       BEGINNING               AMOUNT                                  ENDING

                                                          TAX               WITHHELD AND/           AMOUNT               TAX

FEDERAL                                                LIABILITY*            0R ACCRUED              PAID             LIABILITY

----------------------------------------------------------------------------------------------------------------------------------


1.        WITHHOLDING**                                         $0               $931,623             $931,623                 $0

----------------------------------------------------------------------------------------------------------------------------------

2.        FICA-EMPLOYEE**                                       $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

3.        FICA-EMPLOYER**                                       $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

4.        UNEMPLOYMENT                                          $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

5.        INCOME                                                $0                     $0                   $0                 $0

----------------------------------------------------------------------------------------------------------------------------------

6.        OTHER (ATTACH LIST)                                   $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

7.        TOTAL FEDERAL TAXES                                   $0               $931,623             $931,623                 $0

----------------------------------------------------------------------------------------------------------------------------------

STATE AND LOCAL

----------------------------------------------------------------------------------------------------------------------------------

8.        WITHHOLDING                                           $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

9.        SALES                                                 $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

10.       EXCISE                                           $31,000                $26,000              $31,000            $26,000

----------------------------------------------------------------------------------------------------------------------------------

11.       UNEMPLOYMENT                                          $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

12.       REAL PROPERTY                                         $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

13.       PERSONAL PROPERTY                                     $0                     $0                   $0                 $0

----------------------------------------------------------------------------------------------------------------------------------

14.       OTHER (ATTACH LIST)                                   $0                                                             $0

----------------------------------------------------------------------------------------------------------------------------------

15.       TOTAL STATE & LOCAL                              $31,000                $26,000              $31,000            $26,000

----------------------------------------------------------------------------------------------------------------------------------

16.       TOTAL TAXES                                      $31,000               $957,623             $962,623            $26,000

----------------------------------------------------------------------------------------------------------------------------------


*   The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.



**  Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       Monthly Operating Report



---------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.                   ACCRUAL BASIS-5

---------------------------------------



---------------------------------------

CASE NUMBER: 400-42142-BJH-11                          02/13/95, RWD, 2/96

---------------------------------------





The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.





                                                                                MONTH: JULY, 2001

          TOTAL CASH                                                                   --------------------------------------------

-------------------------------------------------------------

BANK RECONCILIATIONS

                                                            Account #1            Account #2       Account #3

----------------------------------------------------------------------------------------------------------------------------------


A.          BANK:                                     Bank One

--------------------------------------------------------------------------------------------------------------

B.           ACCOUNT NUMBER:                                  100130152                                              TOTAL

--------------------------------------------------------------------------------------------------------------

C.           PURPOSE (TYPE):                          Operating Account

----------------------------------------------------------------------------------------------------------------------------------

1.        BALANCE PER BANK STATEMENT                                       $0                                                  $0

----------------------------------------------------------------------------------------------------------------------------------

2.        ADD: TOTAL DEPOSITS NOT CREDITED                                 $0                                                  $0

----------------------------------------------------------------------------------------------------------------------------------

3.        SUBTRACT: OUTSTANDING CHECKS                                     $0                                                  $0

----------------------------------------------------------------------------------------------------------------------------------

4.        OTHER RECONCILING ITEMS                                          $0                                                  $0

----------------------------------------------------------------------------------------------------------------------------------

5.        MONTH END BALANCE PER BOOKS                                      $0              $0                $0                $0

----------------------------------------------------------------------------------------------------------------------------------

6.        NUMBER OF LAST CHECK WRITTEN

----------------------------------------------------------------------------------------------------------------------------------






---------------------------------------------------------

INVESTMENT ACCOUNTS



----------------------------------------------------------------------------------------------------------------------------------

                                                              DATE OF            TYPE OF           PURCHASE          CURRENT

BANK, ACCOUNT NAME & NUMBER                                  PURCHASE           INSTRUMENT           PRICE            VALUE

----------------------------------------------------------------------------------------------------------------------------------


7.

----------------------------------------------------------------------------------------------------------------------------------

8.

----------------------------------------------------------------------------------------------------------------------------------

9.

----------------------------------------------------------------------------------------------------------------------------------

10.

----------------------------------------------------------------------------------------------------------------------------------

11.       TOTAL INVESTMENTS                                                                              $0                  $0

----------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------

CASH



----------------------------------------------------------------------------------------------------------------------------------

12.       CURRENCY ON HAND                                                                                               $20,702

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

13.       TOTAL CASH - END OF MONTH                                                                                      $20,702

----------------------------------------------------------------------------------------------------------------------------------


                                                       Monthly Operating Report





---------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.               ACCRUAL BASIS-6

---------------------------------------



---------------------------------------

CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96

---------------------------------------



                                                           MONTH: JULY, 2001



--------------------------------------------------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

--------------------------------------------------------------



OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
 TO
INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)

AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF

COMPENSTOTAL CASH (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING

ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.



------------------------------------------------------------------------------

                                    INSIDERS

------------------------------------------------------------------------------

                                  TYPE OF         AMOUNT          TOTAL PAID

                NAME              PAYMENT          PAID             TO DATE

------------------------------------------------------------------------------

1.     Clark Stevens         Salary                 $15,833          $328,750

------------------------------------------------------------------------------

2.     Donny Scott           Salary                 $13,333          $265,000

------------------------------------------------------------------------------

3.     Susan Hawley          Salary                      $0           $41,667

------------------------------------------------------------------------------

4.

------------------------------------------------------------------------------

5.

------------------------------------------------------------------------------

6.     TOTAL PAYMENTS

       TO INSIDERS                                  $29,166          $635,417

------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------------

                                                         PROFESSIONALS

---------------------------------------------------------------------------------------------------------------------------------

                                          DATE OF COURT                                                                TOTAL

                                        ORDER AUTHORIZING             AMOUNT          AMOUNT        TOTAL PAID        INCURRED

                     NAME                    PAYMENT                 APPROVED          PAID           TO DATE        & UNPAID *

---------------------------------------------------------------------------------------------------------------------------------


1.     SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11

---------------------------------------------------------------------------------------------------------------------------------

2.

---------------------------------------------------------------------------------------------------------------------------------

3.

---------------------------------------------------------------------------------------------------------------------------------

4.

---------------------------------------------------------------------------------------------------------------------------------

5.

---------------------------------------------------------------------------------------------------------------------------------

6.     TOTAL PAYMENTS

       TO PROFESSIONALS                                                      $0              $0              $0               $0

---------------------------------------------------------------------------------------------------------------------------------


* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED





----------------------------------------------------------------------------------------------------------------

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE

PROTECTION PAYMENTS

----------------------------------------------------------------------------------------------------------------

                                                            SCHEDULED            AMOUNTS

                                                             MONTHLY             PAID                  TOTAL

                                                            PAYMENTS             DURING                UNPAID

                       NAME OF CREDITOR                        DUE               MONTH              POSTPETITION

----------------------------------------------------------------------------------------------------------------


1.     PEGASUS                                                 $403,000            $403,000                  $0

----------------------------------------------------------------------------------------------------------------

2.     CORPORATE TRUST/TRANSAMERICA                            $206,590            $206,590                  $0

----------------------------------------------------------------------------------------------------------------

3.     PROVIDENT                                               $125,000            $125,000                  $0

----------------------------------------------------------------------------------------------------------------

4.     COAST BUSINESS                                          $262,000            $262,000                  $0

----------------------------------------------------------------------------------------------------------------

5.     WELLS FARGO                                                   $0                  $0                  $0

----------------------------------------------------------------------------------------------------------------

6.     TOTAL                                                   $996,590            $996,590                  $0

----------------------------------------------------------------------------------------------------------------


                                                       Monthly Operating Report



---------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.                  ACCRUAL BASIS-7

---------------------------------------



---------------------------------------

CASE NUMBER:  400-42142-BJH-11                         02/13/95, RWD, 2/96

---------------------------------------



                                                 MONTH: JULY, 2001

                                                        -----------------------





---------------------------------------------------

QUESTIONNAIRE



----------------------------------------------------------------------------------------------------------------------------------

                                                                                                            YES             NO

----------------------------------------------------------------------------------------------------------------------------------

1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                                                    X

        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?

----------------------------------------------------------------------------------------------------------------------------------

2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                                      X

        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?

----------------------------------------------------------------------------------------------------------------------------------

3.      TOTAL CASH                                                                                                          X

        LOANS) DUE FROM RELATED PARTIES?

----------------------------------------------------------------------------------------------------------------------------------

4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                                               X

        THIS REPORTING PERIOD?

----------------------------------------------------------------------------------------------------------------------------------

5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                                    X

        DEBTOR FROM ANY PARTY?

----------------------------------------------------------------------------------------------------------------------------------

6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                        X

----------------------------------------------------------------------------------------------------------------------------------

7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                                  X

        PAST DUE?

----------------------------------------------------------------------------------------------------------------------------------

8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                    X

----------------------------------------------------------------------------------------------------------------------------------

9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                          X

----------------------------------------------------------------------------------------------------------------------------------

10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                                      X

        DELINQUENT?

----------------------------------------------------------------------------------------------------------------------------------

11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                                     X

        REPORTING PERIOD?

----------------------------------------------------------------------------------------------------------------------------------

12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                                     X

----------------------------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED

EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

a) 4: Payments made to Flight Safety Boeing Training, in accordance with BR

   Court Order

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------



---------------------------------------------------

INSURANCE

----------------------------------------------------------------------------------------------------------------------------------

                                                                                                            YES              NO

----------------------------------------------------------------------------------------------------------------------------------

1.      ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                                               X

        NECESSARY INSURANCE COVERAGES IN EFFECT?

----------------------------------------------------------------------------------------------------------------------------------

2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                                X

----------------------------------------------------------------------------------------------------------------------------------

3.      PLEASE ITEMIZE POLICIES BELOW.

----------------------------------------------------------------------------------------------------------------------------------


IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE

BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN

EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------

                            INSTALLMENT PAYMENTS

----------------------------------------------------------------------------------------------------------------------------------

              TYPE OF                                                                                  PAYMENT AMOUNT

              POLICY                      CARRIER                        PERIOD COVERED                  & FREQUENCY

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------


    SEE KITTY HAWK, INC.        MOR - CASE # 400-42141-BJH-11

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------

CASE NAME: KITTY HAWK AIRCARGO, INC.                       FOOTNOTES SUPPLEMENT

-----------------------------------------



-----------------------------------------

CASE NUMBER: 400-42142-BJH-11                                    ACCRUAL BASIS

-----------------------------------------



                                           MONTH:          JULY, 2001

                                                  -----------------------------







----------------------------------------------------------------------------------------------------------------------------------

   ACCRUAL BASIS                  LINE

    FORM NUMBER                  NUMBER                                FOOTNOTE/EXPLANATION

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

           3                        8            All cash received into the subsidiary cash account is swept

----------------------------------------------------------------------------------------------------------------------------------

                                                    each night to Kitty Hawk, Inc. Master Account

----------------------------------------------------------------------------------------------------------------------------------



           3                       31            All disbursements (either by wire transfer or check), including payroll, are

----------------------------------------------------------------------------------------------------------------------------------

                                                    disbursed out of the Kitty Hawk, Inc. controlled disbursement

----------------------------------------------------------------------------------------------------------------------------------

                                                    account.

----------------------------------------------------------------------------------------------------------------------------------



           4                        6            All assessments of uncollectible accounts receivable are done

----------------------------------------------------------------------------------------------------------------------------------

                                                    at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed

----------------------------------------------------------------------------------------------------------------------------------

                                                    down to Inc.'s subsidiaries as deemed necessary.

----------------------------------------------------------------------------------------------------------------------------------



           6                    Insiders         Payments to insiders include a portion of the Court approved retention

----------------------------------------------------------------------------------------------------------------------------------

                                                    payments in the month of January.

----------------------------------------------------------------------------------------------------------------------------------



           6                  Notes/Leases       Republic aircraft N901RF & N902RF were returned to lessor 2/28/01, terminating

----------------------------------------------------------------------------------------------------------------------------------

                                                    their lease commitments.  TransAmerica aircraft N750US & N751US were

----------------------------------------------------------------------------------------------------------------------------------

                                                    erroneously ommitted from previous filings.

----------------------------------------------------------------------------------------------------------------------------------



           7                        3            All insurance policies are carried in the name of Kitty Hawk, Inc. and its

----------------------------------------------------------------------------------------------------------------------------------

                                                    subsidiaries. Therefore, they are listed here accordingly.

----------------------------------------------------------------------------------------------------------------------------------



           3                        3            The current general ledger system is not able to provide a detail of customer

----------------------------------------------------------------------------------------------------------------------------------

                                                    cash receipts segregated by prepetition and post petition accounts receivable.

----------------------------------------------------------------------------------------------------------------------------------


CASE NAME: KITTY HAWK AIRCARGO, INC.



CASE NUMBER: 400-42142-BJH-11



Details of Other Items                                             JULY, 2001





ACCRUAL BASIS-1






8.    OTHER (ATTACH LIST)                                                   $            (23,920,014) Reported

                                                                          ---------------------------

           Intercompany Receivables                                                      (33,401,239)

           Deposits - State Street Bank (TA Air)                                           3,534,695

           Deposits - Landing & Parking                                                       79,000

           Deposits - Ventura Aerospace                                                       65,125

           Deposits - Rent                                                                   113,643

           Deposits - Misc                                                                   642,125

           A/C Held for Resale                                                             4,951,972

           Intangible - Mather                                                                94,665

                                                                          ---------------------------

           TOTAL  CASH                                                                   (23,920,014) Detail

                                                                          ---------------------------

                                                                                                   -  Difference





14.   OTHER (ATTACH LIST)                                                   $              2,320,685  Reported

                                                                          ---------------------------

           Deposits - Aircraft Leases                                                      2,320,685

           Intangible - ATAZ STC                                                                   0

                                                                          ---------------------------

                                                                                           2,320,685  Detail

                                                                          ---------------------------

                                                                                                   -  Difference





22.   OTHER (ATTACH LIST)                                                   $              5,434,639  Reported

                                                                          ---------------------------

           Accrued A/P                                                                     3,355,247

           Deposit held for ATAZ sale                                                              0

           Accrued Salaries & Wages                                                        1,464,322

           Accrued 401K & Misc PR Deductions                                                 209,372

           Accrued PR Taxes (FICA)                                                           106,417

           Accrued Fuel Exp                                                                5,756,559

           Accrued Interest                                                                  171,822

           Accrued Maintenance Reserves                                                    1,826,131

           Accrued Fed Income Tax (Post)                                                  (7,455,231)

                                                                          ---------------------------

                                                                                           5,434,639  Detail

                                                                          ---------------------------

                                                                                                   -  Difference





27.   OTHER (ATTACH LIST)                                                   $             19,797,395  Reported

                                                                          ---------------------------

           Accrued A/P                                                                     5,232,302

           Accrued Maintenance Reserves                                                   10,267,512

           Accrued Fed Income Tax (Pre)                                                    3,332,363

           Accrued Taxes - Other                                                                 446

           FINOVA Equip Accrued                                                              307,272

           Pegasus Lease Incentive                                                           657,500

                                                                          ---------------------------

                                                                                          19,797,395  Detail

                                                                          ---------------------------

                                                                                                   -  Difference


CASE NAME: KITTY HAWK AIRCARGO, INC.



CASE NUMBER: 400-42142-BJH-11



Details of Other Items                                               JULY, 2001







ACCRUAL BASIS-2


13.   OTHER (ATTACH LIST)                                                                $10,267,185  Reported

                                                                          ---------------------------

           Aircraft Expense                                                                2,553,957

           Maintenance                                                                     2,501,694

           Fuel                                                                              243,209

           Ops Wages                                                                       2,618,148

           Ops Wages-Grnd                                                                    423,614

           Ground Handling                                                                   573,292

           Other Operating Exp                                                             1,353,271

                                                                          ---------------------------

                                                                                          10,267,185  Detail

                                                                          ---------------------------

                                                                                                   -  Difference



16    NON OPERATING INCOME (ATT. LIST)                                                       ($1,557) Reported

                                                                          ---------------------------

           Non-Op Income                                                                      (1,557) Detail

                                                                          ---------------------------

                                                                                                   -  Difference



17    NON OPERATING EXPENSE (ATT. LIST)                                                           $0  Reported

                                                                          ---------------------------

           Non-Op Expense                                                                          -  Detail

                                                                          ---------------------------

                                                                                                   -  Difference



21    OTHER (ATTACH LIST)                                                                ($3,269,653) Reported

                                                                          ---------------------------

           (Gain)/Loss on Sale of Assets                                                           -

           Credit for Allocation of A/C Costs to KH I/C                                   (3,269,653)

                                                                          ---------------------------

                                                                                          (3,269,653) Detail

                                                                          ---------------------------

                                                                                                   -  Difference


ACCRUAL BASIS-3


8.    OTHER (ATTACH LIST)                                                                (10,804,716) Reported

                                                                          ---------------------------

           Transfer to Inc - all money sweeps                                            (10,804,716) Detail

              to KH Inc. Case #400-42141                                  ---------------------------

                                                                                                      -  Difference

                                                                          ---------------------------
